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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 9, 2004


                   NORTH AMERICAN GALVANIZING & COATINGS, INC.
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               (Exact name of registrant as specified in charter)



           DELAWARE                       1-3920                 71-0268502
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 (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)



                   2250 EAST 73RD STREET, OKLAHOMA 74136-6832
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               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (918) 494-0964



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)




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ITEM 5.  Other Events

         On February 9, 2004, the Company issued a press release in the form attached hereto as Exhibit 99.1 announcing the resignation of Mark E. Walker from the Company's Board of Directors and the appointment of incumbent Director Joseph J. Morrow to fill the resulting unexpired term on the Audit Committee.
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SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 9, 2004

                                  North American Galvanizing & Coatings, Inc.


                                  By: /s/ Paul R. Chastain
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                                      Paul R. Chastain
                                      Vice President and Chief Financial Officer
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                                  EXHIBIT INDEX


Exhibit No.             Description
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99.1                    Press release, dated February 9, 2004, of North American
                        Galvanizing & Coatings, Inc.